               SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549




                         FORM 8-K



     CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF

           THE SECURITIES EXCHANGE ACT OF 1934




Date of report (date of earliest event reported):  March 9, 1995




                 PACIFIC TELECOM, INC.

  (Exact name of registrant as specified in Charter)

   State of Washington           0-873          91-0644974
(State or other jurisdiction   (Commission     (IRS Employer
    of incorporation)           File No.)    Identification No.)



     805 Broadway
Vancouver, Washington
 (Address of principal                         98668-8701
  executive offices)                           (Zip Code)





Registrant's telephone number, including area code: (360)905-5800




                           No Change
(Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

        On March 9, 1995, Pacific Telecom, Inc. (the Company) entered into an Agreement and Plan of Merger (the Merger Agreement) with PacifiCorp Holdings, Inc. (Holdings) and PXYZ Corporation, pursuant to which Holdings, a wholly-owned subsidiary of PacifiCorp, will acquire the outstanding shares of the Company not owned by Holdings for $30 per share in cash. In connection with the execution of the Merger Agreement, the Company and PacifiCorp jointly disseminated a press release. The full text of the Merger Agreement, a related agreement between the Company and PacifiCorp, and the press release are attached hereto as Exhibits 2A, 2B and 99, respectively, and are incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS

        (c)  Exhibits

             2A Agreement and Plan of Merger, dated as of March 9, 1995, by and among Pacific Telecom, Inc., PacifiCorp Holdings, Inc. and PXYZ Corporation.

             2B Agreement, dated as of March 9, 1995, by and between PacifiCorp and Pacific Telecom, Inc.

             99   Form of Press Release dated March 9, 1995.



                            SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                        PACIFIC TELECOM, INC.

                        By:    /s/James H. Huesgen
                           ________________________________________
                                  James H. Huesgen
                              Executive Vice President
                            and Chief Financial Officer


Dated:  March 9, 1995